Exhibit 99

        Jefferies Announces Second Best Quarterly Results Ever and Seventh Consecutive Record Annual Results

                  Net revenues up 9% to $374 million

                  Net earnings up 19% to $56 million

                  Earnings per share up 12% to $0.38


    NEW YORK--(BUSINESS WIRE)--Jan. 18, 2007--Jefferies Group, Inc. (NYSE: JEF) today announced financial results for the fourth quarter ended December 31, 2006.

    Highlights for the record fourth quarter ended December 31, 2006:

    -- Net revenues were up 9% to $374.2 million, versus $342.9 million for the fourth quarter of 2005.

    -- Net earnings were up 19% to $55.8 million, compared to $46.7 million for the fourth quarter of 2005.

    -- Fully Diluted EPS were up 12% to $0.38, compared to $0.34 for the fourth quarter of 2005.

    Highlights for the record year ended December 31, 2006:

    -- Net revenues were up 21% to a record $1.5 billion, versus $1.2 billion for 2005.

    -- Net earnings were up 31% to a record $205.8 million, compared to $157.4 million for 2005.

    -- Fully Diluted EPS were up 22% to a record $1.42, compared to $1.16 for 2005.

    "We are proud of our 2,257 employee-partners who enabled our firm to provide record annual results across the board in Sales and Trading, Investment Banking, and Asset Management," commented Richard
B. Handler, Chairman and Chief Executive Officer of Jefferies. "2006 was a year of significant investment for Jefferies in all of our businesses. The fact that we were able to achieve these record results while investing so heavily for the future of our firm reflects the quality of our employee-partners and the loyalty of our clients."

    "Jefferies has never had a stronger capital base, a more diversified business platform, or a more qualified group of employee-owners," added Brian P. Friedman, Chairman, Executive
Committee, Jefferies. "After seven consecutive years of growth and record financial performance, we are excited for the future as we look to further serve growing and mid-sized companies and their investors."

    Conference Call

    A conference call with management discussion of financial results for the fourth quarter ended December 31, 2006 will be held January 18 at 9:00 AM Eastern and can be accessed at (706) 634-9290 (no code necessary). A replay of the call will be available approximately two hours post-call at (402) 977-9140 (reservation number: 21322716). A live audio webcast and delayed replay will also be available under "Investor Relations" at www.jefferies.com. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefferies.com or by calling 203-708-5975 by 8:30 AM Eastern on January 18.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for 45 years. Headquartered in New York, with more than 30 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefferies.com).


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                             (Unaudited)

                          Three Months Ended         Year Ended
                          -------------------  -----------------------
                           Dec. 31,  Dec. 31,    Dec. 31,    Dec. 31,
                            2006      2005        2006        2005
                          --------- ---------  ----------- -----------

 Revenues:
   Commissions            $ 72,092  $ 61,639   $  280,681  $  246,943
   Principal transactions  114,914    87,602      468,002     349,489
   Investment banking      145,167   167,497      540,596     495,014
   Asset management fees
    and investment income
    from managed funds      29,418    18,667      109,550      82,052
   Interest                143,847    91,315      528,882     304,053
   Other                     7,910     5,013       35,497      20,322
                          --------- ---------  ----------- -----------
     Total revenues        513,348   431,733    1,963,208   1,497,873
 Interest expense          139,113    88,881      505,606     293,173
                          --------- ---------  ----------- -----------
 Revenues, net of interest
  expense                  374,235   342,852    1,457,602   1,204,700
                          --------- ---------  ----------- -----------

 Non-interest expenses:
   Compensation and
    benefits               197,425   188,933      791,255     669,957
   Floor brokerage and
    clearing fees           16,201    11,294       62,564      46,644
   Technology and
    communications          20,977    17,613       80,840      67,666
   Occupancy and equipment
    rental                  15,402    14,188       59,792      47,040
   Business development     12,577    14,814       48,634      42,512
   Other                    17,458    17,623       65,863      62,474
                          --------- ---------  ----------- -----------
     Total non-interest
      expenses             280,040   264,465    1,108,948     936,293
                          --------- ---------  ----------- -----------

 Earnings before income
  taxes, minority interest
  and cumulative effect of
  change in accounting
  principle                 94,195    78,387      348,654     268,407
 Income taxes               38,018    30,880      137,541     104,089
                          --------- ---------  ----------- -----------
 Earnings before minority
  interest and cumulative
  effect of change in
  accounting principle      56,177    47,507      211,113     164,318
 Minority interest in
  earnings of consolidated
  subsidiaries, net            394       768        6,969       6,875
                          --------- ---------  ----------- -----------
 Earnings before
  cumulative effect of
  change in accounting
  principle, net            55,783    46,739      204,144     157,443
 Cumulative effect of
  change in accounting
  principle                     --        --        1,606          --
                          --------- ---------  ----------- -----------
   Net earnings           $ 55,783  $ 46,739   $  205,750  $  157,443
                          ========= =========  =========== ===========

 Earnings per share:
 Basic-
 Earnings before
  cumulative effect of
  change in accounting
  principle, net          $   0.41  $   0.37   $     1.53  $     1.27
 Cumulative effect of
  change in accounting
  principle                     --        --         0.01          --
                          --------- ---------  ----------- -----------
   Net earnings           $   0.41  $   0.37   $     1.54  $     1.27
                          ========= =========  =========== ===========

 Diluted-
 Earnings before
  cumulative effect of
  change in accounting
  principle, net          $   0.38  $   0.34   $     1.41  $     1.16
 Cumulative effect of
  change in accounting
  principle                     --        --         0.01          --
                          --------- ---------  ----------- -----------
   Net earnings           $   0.38  $   0.34   $     1.42  $     1.16
                          ========= =========  =========== ===========

 Weighted average shares:
  Basic                    136,438   125,971      133,898     123,646
  Diluted                  150,599   137,959      147,531     135,569

 Effective Tax Rate           40.4%     39.4%        39.4%       38.8%

 * All share and per share information has been restated to retroactively reflect the effect of the two-for-one stock split effected as a stock dividend on May 15, 2006.


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Dollars in Thousands, Except Per Share Amounts)
                             (Unaudited)


                                             Quarters ended
                                    12/31/2006  9/30/2006  6/30/2006
                                    ----------- ---------- -----------
 Statement of Earnings
-----------------------------------
 Revenues, net of interest expense    $374,235   $340,610   $327,343
 Non-interest expenses:
  Compensation and benefits            197,425    184,421    176,675
  Non-personnel expenses                82,615     79,852     69,953
                                    ----------- ---------- -----------
 Earnings before income taxes,
  minority interest and cumulative
  effect of change in accounting
  principle                             94,195     76,337     80,715
 Income taxes                           38,018     29,734     31,357
                                    ----------- ---------- -----------
 Earnings before minority interest
  and cumulative effect of change
  in accounting principle               56,177     46,603     49,358
 Minority interest in earnings of
  consolidated subsidiaries, net           394        663      3,778
                                    ----------- ---------- -----------
 Earnings before cumulative effect
  of change in accounting principle     55,783     45,940     45,580
 Cumulative effect of change in
  accounting principle                      --         --         --
                                    ----------- ---------- -----------
    Net earnings                       $55,783    $45,940    $45,580
                                    =========== ========== ===========

 Diluted earnings per share              $0.38      $0.32      $0.32
                                    =========== ========== ===========

 Financial Ratios
-----------------------------------
 Pretax operating margin                  25.2%      22.4%      24.7%
 Compensation and benefits / net
  revenues                                52.8%      54.1%      54.0%
 Effective tax rate                       40.4%      39.0%      38.8%


                                             Quarters ended
                                     3/31/2006  12/31/2005  9/30/2005
                                     ---------- ----------- ----------
 Statement of Earnings
-----------------------------------
 Revenues, net of interest expense    $415,414    $342,852   $299,280
 Non-interest expenses:
  Compensation and benefits            232,734     188,933    167,033
  Non-personnel expenses                85,273      75,532     64,710
                                     ---------- ----------- ----------
 Earnings before income taxes,
  minority interest and cumulative
  effect of change in accounting
  principle                             97,407      78,387     67,537
 Income taxes                           38,432      30,880     26,143
                                     ---------- ----------- ----------
 Earnings before minority interest
  and cumulative effect of change
  in accounting principle               58,975      47,507     41,394
 Minority interest in earnings of
  consolidated subsidiaries, net         2,134         768      2,799
                                     ---------- ----------- ----------
 Earnings before cumulative effect
  of change in accounting principle     56,841      46,739     38,595
 Cumulative effect of change in
  accounting principle                   1,606          --         --
                                     ---------- ----------- ----------
    Net earnings                       $58,447     $46,739    $38,595
                                     ========== =========== ==========

 Diluted earnings per share              $0.41       $0.34      $0.28
                                     ========== =========== ==========

 Financial Ratios
-----------------------------------
 Pretax operating margin                  23.4%       22.9%      22.6%
 Compensation and benefits / net
  revenues                                56.0%       55.1%      55.8%
 Effective tax rate                       39.5%       39.4%      38.7%


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                  (Dollars and Shares in Thousands)
                             (Unaudited)


                                              Quarters ended
                                    ----------------------------------
                                    12/31/2006  9/30/2006  6/30/2006
                                    ----------- ---------- -----------
Revenues by Source
-----------------------------------
Equities                              $151,974   $112,635   $101,173
Fixed Income & Commodities              42,942     62,059     71,636
Investment banking                     145,167    144,763    122,932
Asset management fees and
 investment income from managed
 funds:
Asset management fees                   14,190      6,345      8,918
Investment income from managed
 funds                                  15,228     10,438     13,609
                                    ----------- ---------- -----------
Total                                   29,418     16,783     22,527
Interest                               143,847    132,424    138,851
                                    ----------- ---------- -----------
  Total revenues                      $513,348   $468,664   $457,119
                                    =========== ========== ===========

Other Data
-----------------------------------
Number of trading days                      63         63         63
Average employees                        2,239      2,212      2,078
Common shares outstanding              119,547    118,876    118,540
Weighted average shares:
Basic                                  136,438    135,140    133,621
Diluted                                150,599    148,908    147,605



                                             Quarters ended
                                   -----------------------------------
                                     3/31/2006  12/31/2005  9/30/2005
                                     ---------- ----------- ----------
Revenues by Source
-----------------------------------
Equities                              $173,109    $111,806   $118,990
Fixed Income & Commodities              68,652      42,448     48,404
Investment banking                     127,734     167,497    107,556
Asset management fees and
 investment income from managed
 funds:
Asset management fees                   26,009       8,215     14,239
Investment income from managed
 funds                                  14,813      10,452      7,428
                                     ---------- ----------- ----------
Total                                   40,822      18,667     21,667
Interest                               113,760      91,315     81,467
                                     ---------- ----------- ----------
  Total revenues                      $524,077    $431,733   $378,084
                                     ========== =========== ==========

Other Data
-----------------------------------
Number of trading days                      62          63         64
Average employees                        2,030       2,013      2,001
Common shares outstanding              118,502     116,221    116,166
Weighted average shares:
Basic                                  130,358     125,971    124,447
Diluted                                142,942     137,959    136,225


As of December 31, 2006, stockholders' equity amounted to $1.6 billion, resulting in book value of $13.23 per share.


    CONTACT: Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338